UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 25, 2025

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2025, Alzamend Neuro, Inc., a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the close of business on March 13, 2025, the record date for the Annual Meeting, the Company had outstanding and entitled to vote (i) 6,597,508 shares of common stock, par value $0.0001 per share (the “Common Stock”), (ii) 2,100 shares of Series B Preferred Stock and (iii) 97.7511 shares of Series C convertible preferred stock (the “Series C Preferred Stock”), which together constitute all of the outstanding voting capital stock of the Company.

At the Annual Meeting, the stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 13, 2025. At the Annual Meeting, stockholders appointed eight (8) directors and approved proposals 2, 3 and 4, each of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: The election of eight director nominees named by the Company to hold office until the next annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
William B. Horne	1,932,714	81,315	72,299	2,270,160
Milton C. Ault, III	1,851,043	156,436	78,849	2,270,160
Stephan Jackman	1,961,534	53,478	71,316	2,270,160
Henry C. Nisser	1,886,113	127,871	72,344	2,270,160
Mark Gustafson	1,913,469	100,543	72,316	2,270,160
Lynne F. McGrath	1,933,454	81,581	71,293	2,270,160
Andrew H. Woo	1,905,701	109,250	71,377	2,270,160
Jeffrey Oram	1,926,054	87,913	726,361	2,270,160

Proposal Two: The ratification of  Haskell & White LLP, as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025.

For	Against	Abstain	Broker Non-Votes
4,255,027	54,999	46,462	0

Proposal Three: Approval of, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the conversion of the Company’s shares of Series C Preferred Stock into shares of the Company’s Common Stock and warrants to purchase shares of Common Stock, for a total purchase price of up to $5,000,000.00, less a five percent (5%) discount, issued or issuable pursuant to the Securities Purchase & Exchange Agreement dated February 28, 2025 and the Certificate of Designations of the Rights and Preferences of Series C Preferred Stock.

For	Against	Abstain	Broker Non-Votes
757,391	142,345	19,415	3,437,337

Proposal Four: Approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 24, 2026, with the exact ratio to be set at a whole number within this range as determined by the board of directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
3,252,166	1,077,493	26,829	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: April 25, 2025	/s/ David J. Katzoff
David J. Katzoff
Chief Financial Officer